UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2011

INPHI CORPORATION

(Exact name of registrant as specified in its charter)

00134942
(Commission File Number)
Delaware	77-0557980
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

3945 Freedom Circle, Suite 1100, Santa Clara, California 95054

(Address of principal executive offices, with zip code)

(408) 217-7300
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Inphi Corporation ("Inphi") held its Annual Meeting of Stockholders on May 17, 2011, at which its stockholders voted on the frequency of holding an advisory vote on Inphi's executive compensation. The Board of Directors of Inphi has determined that, consistent with the stockholders' advisory vote, it will include in its proxy materials a stockholder vote on executive compensation every three years until the next required stockholder vote on the frequency of stockholder votes on executive compensation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPHI CORPORATION

Date: October 14, 2011	By:	/s/ John Edmunds
John Edmunds
Chief Financial Officer and Chief Accounting Officer